UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2026

NiSource Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 460-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the matters acted upon by the stockholders of the Company at the Annual Meeting held on May 11, 2026, as described in the Company’s Proxy Statement filed on March 30, 2026, and the final voting results for each matter.

Proposal 1: Election of Directors. The number of votes cast for and against each nominee, as well as the number of abstentions and broker non-votes, were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter A. Altabef	414,006,968	5,855,008	469,578	25,018,609
Sondra L. Barbour	412,963,046	6,900,966	467,542	25,018,609
Theodore H. Bunting, Jr.	414,370,889	5,174,625	786,040	25,018,609
Eric L. Butler	414,717,073	5,160,096	454,385	25,018,609
Deborah A. Henretta	406,215,500	13,649,916	466,138	25,018,609
Deborah A.P. Hersman	415,063,901	4,818,145	449,508	25,018,609
Michael E. Jesanis	405,424,359	14,439,085	468,110	25,018,609
William D. Johnson	414,401,564	5,436,077	493,913	25,018,609
Kevin T. Kabat	405,078,618	14,782,458	470,478	25,018,609
Cassandra S. Lee	415,025,036	4,832,396	474,122	25,018,609
John McAvoy	415,286,451	4,597,930	447,173	25,018,609
Lloyd M. Yates	415,032,999	4,957,792	340,763	25,018,609

Each nominee was elected.

Proposal 2: Approval of Named Executive Officer Compensation on an Advisory Basis. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
398,500,583	20,428,879	1,402,092

There were 25,018,609 broker non-votes as to Proposal 2.

Proposal 2 was approved on an advisory basis.

Proposal 3: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2026. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
419,507,200	25,068,686	774,277

There were no broker non-votes as to Proposal 3.

Proposal 3 was approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISOURCE INC.

May 12, 2026	By:	/s/ Kimberly S. Cuccia
Kimberly S. Cuccia
Executive Vice President, General Counsel and Corporate Secretary